UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03189

Name of Fund: BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Summit Cash

Reserves Fund of BlackRock Financial Institutions Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

ANNUAL REPORT

BlackRock Summit Cash Reserves Fund  |  of BlackRock Financial Institutions Series Trust

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S.A. Government Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended April 30, 2018

Notable conditions during the reporting period included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the gradual reduction of the balance sheet by the Fed, a series of short-term spending agreements to keep the government open, and the passage of U.S. tax reform. All of these factors contributed to defensive positioning by money market fund managers in preparation of potential asset and/or market volatility.

The U.S. debt ceiling was a focus during the summer months. Volatility was manifest via an earlier-than-usual back up in yields of Treasury bills deemed most at risk of a potential delay in payment if the borrowing capacity was not addressed in a timely fashion. In September, as anticipated, the FOMC announced the commencement of its balance sheet normalization program starting in October 2017. Jerome Powell was nominated as Chairman of the FOMC in November to replace Janet Yellen, who stepped down upon Powell’s confirmation in February 2018.

Money market fund managers generally maintained a defensive posture leading up to the December 2017 FOMC meeting and in advance of seasonal redemptions that typically occur at year end. At the same time, certain banks had a strong need for dollar funding. The mismatch of needs resulted in credit spreads widening heading into the end of the year, as reflected in the differential between the three-month London Inter-Bank Offered Rate (“LIBOR”) and overnight index swaps. The trend continued up until the better-than-expected tax-receipts in April, where a contraction and stabilization of the credit spreads occurred. This was evidenced by the three-month LIBOR and overnight index swaps spread contracting to 53 basis points, down from a high of 60 basis points earlier in the year.

At the March 21, 2018 FOMC meeting, the last held throughout the period, the Committee voted unanimously to raise the Fed Funds target rate range by 0.25% to 1.50% to 1.75%. Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion over a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short-term credit spreads wider. These pressures persisted until early April.

In our opinion, at least two additional 0.25% interest rate increases are possible during the balance of 2018. The first is expected to occur in June, with a second in September and, if warranted, a third in December. While income tax receipts have produced a temporary respite from the heavy Treasury bill issuance experienced during the first quarter 2018, a projected decline in revenues from the tax overhaul along with an increase in federal spending are expected to result in a slightly elevated net Treasury bill supply in subsequent months.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of April 30, 2018

BlackRock Summit Cash Reserves Fund

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

On February 9, 2018, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

	7-Day SEC Yields	7-Day Yields
Investor A	0.57%	0.57%

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	38%
U.S. Government Sponsored Agency Obligations	33
Repurchase Agreements	29

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S. Treasury Money Fund	0.93%	0.93%

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	100%

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S.A. Government Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term securities, including variable rate securities, that are direct U.S. Government obligations, and repurchase agreements pertaining to such securities with banks and securities dealers.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S.A. Government Money Fund	0.39%	0.39%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	57%
U.S. Treasury Obligations	43

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

FUND INFORMATION	5

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on November 1, 2017 and held through April 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
BlackRock Summit Cash Reserves Fund
Investor A	$1,000.00	$1,002.00	$4.81	$1,000.00	$1,019.98	$4.86	0.97%
Ready Assets U.S. Treasury Money Fund	1,000.00	1,003.10	3.77	1,000.00	1,021.03	3.81	0.76
Ready Assets U.S.A. Government Money Fund	1,000.00	1,000.90	5.80	1,000.00	1,018.99	5.86	1.17

(a)	For each Fund, and each share class, if applicable, expenses are equal to the annualized expense ratio for the Fund or class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2018	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Short-Term Securities — 71.5%

U.S. Government Sponsored Agency Obligations — 33.4%
Fannie Mae, 0.88%, 05/21/18	$400	$399,922
Federal Farm Credit Discount Notes(a):
1.54%, 08/10/18	45	44,808
2.26%, 03/11/19	260	254,965
2.28%, 03/19/19	260	254,814
Federal Home Loan Bank Discount Notes(a):
1.47%, 05/01/18	610	610,000
1.54%, 05/07/18	100	99,974
1.73%, 05/09/18	630	629,758
1.72%, 06/13/18	500	498,979
1.75%, 06/20/18	300	299,274
1.79%, 07/18/18	100	99,613
1.84%, 07/20/18	305	303,756
1.64%, 08/01/18	660	657,251
1.94%, 08/29/18	100	99,360
1.92%, 09/19/18	170	168,732
2.02%, 10/19/18	520	515,060
Federal Home Loan Bank Variable Rate Notes(b):
(1 mo. LIBOR US - 0.14%), 1.74%, 06/05/18	450	450,000
(1 mo. LIBOR US - 0.04%), 1.86%, 07/09/18 - 04/17/20	1,280	1,280,000
(1 mo. LIBOR US - 0.15%), 1.75%, 07/27/18 - 08/22/18	1,010	1,010,000
(1 mo. LIBOR US - 0.12%), 1.77%, 10/03/18	500	500,000
(1 mo. LIBOR US - 0.14%), 1.76%, 10/26/18	250	250,000
(1 mo. LIBOR US - 0.09%), 1.81%, 11/08/18 - 01/25/19	1,370	1,370,000
(1 mo. LIBOR US - 0.13%), 1.77%, 11/16/18 - 01/28/19	1,145	1,145,000
(1 mo. LIBOR US - 0.07%), 1.83%, 12/19/18	1,000	1,000,000
(1 mo. LIBOR US - 0.12%), 1.78%, 02/25/19	285	285,000
(1 mo. LIBOR), 1.83%, 02/25/19	450	449,927
(3 mo. LIBOR US - 0.16%), 1.91%, 06/12/19	180	179,948
(3 mo. LIBOR US - 0.16%), 2.04%, 06/20/19 - 12/19/19	1,140	1,140,000
(1 mo. LIBOR US - 0.08%), 1.82%, 08/27/19	350	350,000
Freddie Mac, 0.88%, 10/12/18	355	353,814
Freddie Mac Variable Rate Notes, (1 mo. LIBOR US - 0.10%), 1.80%, 08/08/19(b)	445	444,719

Total U.S. Government Sponsored Agency Obligations — 33.4% (Cost — $15,144,674)		15,144,674

Security	Par (000)	Value
U.S. Treasury Obligations — 38.1%
U.S. Treasury Bills(a):
1.95%, 10/04/18	$500	$495,872
1.29%, 05/03/18	700	699,951
1.60%, 05/17/18	2,500	2,498,255
1.47%, 05/31/18	435	434,480
1.48%, 06/07/18	795	793,815
1.49%, 06/14/18	130	129,769
1.52%, 06/21/18	100	99,790
1.56%, 06/28/18	2,495	2,488,850
1.61%, 07/12/18	1,000	996,850
1.64%, 07/19/18	920	916,770
1.66%, 08/02/18	890	886,264
1.73%, 08/09/18	645	641,975
1.91%, 09/13/18	1,400	1,390,191
2.00%, 09/20/18	2,000	1,984,617
1.94%, 09/27/18	2,000	1,984,314
2.03%, 10/25/18	545	539,680
U.S. Treasury Notes, 1.38%, 07/31/18	305	304,955

Total U.S. Treasury Obligations — 38.1% (Cost — $17,286,398)		17,286,398

Total Repurchase Agreements — 28.7% (Cost — $13,000,000)		13,000,000

Total Investments — 100.2% (Cost — $45,431,072*)		45,431,072
Liabilities in Excess of Other Assets — (0.2)%		(66,399)

Net Assets — 100.0%		$45,364,673

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(b)	Floating rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Position received at value
BNP Paribas Securities Corp.	1.71%	04/30/18	05/01/18	$1,000	$1,000	$1,000,048	U.S. Treasury Obligations, 0.00% to 1.25%, due 06/21/18 to 02/15/44	1,032,600	$1,020,030
J.P. Morgan Securities LLC	1.71%	04/30/18	05/01/18	2,000	2,000	2,000,095	U.S. Treasury Obligation, 2.13%, due 03/31/24	2,125,000	2,042,703
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.72%	04/30/18	05/01/18	2,000	2,000	2,000,096	U.S. Treasury Obligation, 2.50%, due 02/15/45	2,287,200	2,040,069
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.74%	04/30/18	05/01/18	1,000	1,000	1,000,048	U.S. Government Sponsored Agency Obligation, 3.98%, due 03/20/68	927,808	1,020,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.					$3,000				$3,060,069

Mizuho Securities USA, Inc.	1.74%	04/30/18	05/01/18	6,000	6,000	6,000,290	U.S. Treasury Obligation, 1.50%, due 12/31/18	6,115,400	6,120,007
TD Securities (USA) LLC	1.72%	04/30/18	05/01/18	1,000	1,000	1,000,048	U.S. Treasury Obligation, 2.00%, due 04/30/24	1,071,700	1,020,087

					$13,000				$13,262,896

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (continued) April 30, 2018	BlackRock Summit Cash Reserves Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$45,431,072	$—	$45,431,072

(a)	See above Schedule of Investments for values in each security type.

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2018	Ready Assets U.S. Treasury Money Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Short-Term Securities — 100.0%
U.S. Treasury Bills(a):
1.56%, 05/03/18	$3,000	$2,999,743
1.62%, 05/10/18	1,000	999,601
1.64%, 05/10/18	12,000	11,995,140
1.71%, 05/24/18	51,000	50,945,260
1.47%, 05/31/18	1,200	1,198,565
1.64%, 05/31/18	7,000	6,990,404
1.48%, 06/07/18	2,105	2,101,863
1.48%, 06/14/18	1,435	1,432,457
1.52%, 06/21/18	150	149,684
1.81%, 06/21/18	5,000	4,987,392
1.56%, 06/28/18	5,570	5,556,270
1.61%, 07/05/18	10,000	9,971,562
1.22%, 07/19/18	3,250	3,241,513
1.64%, 07/19/18	8,000	7,971,881
1.80%, 07/19/18	4,400	4,382,910
1.66%, 08/02/18	4,000	3,983,208
1.82%, 08/16/18	6,000	5,968,301
1.90%, 09/13/18	5,000	4,965,219
2.00%, 09/20/18	2,000	1,984,617
1.95%, 10/04/18	2,000	1,983,490
1.92%, 10/11/18	2,135	2,116,826
2.03%, 10/25/18	1,770	1,752,726
2.04%, 10/25/18	120	118,824

Security	Par (000)	Value
Short-Term Securities (continued)
U.S. Treasury Notes:
1.38%, 07/31/18	$950	$949,861
(3 mo.Treasury money market yield + 0.17%), 2.01%, 07/31/18(b)	1,000	1,000,000
0.88%, 10/15/18	330	328,776
(3 mo.Treasury money market yield + 0.17%), 2.01%, 10/31/18(b)	3,145	3,144,931
1.38%, 11/30/18	285	284,388
(3 mo.Treasury money market yield + 0.14%), 1.98%, 01/31/19(b)	7,184	7,184,809
(3 mo.Treasury money market yield + 0.07%), 1.91%, 04/30/19(b)	4,040	4,039,860
(3 mo.Treasury money market yield + 0.05%), 1.89%, 10/31/19(b)	4,000	4,000,771
(3 mo.Treasury money market yield + 0.01%), 1.84%, 01/31/20(b)	4,440	4,436,334

Total Investments — 100.0% (Cost — $163,167,186*)		163,167,186
Liabilities in Excess of Other Assets — (0.0)%		(30,095)

Net Assets — 100.0%		$163,137,091

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(b)	Floating rate security. Rate shown is the rate in effect as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$163,167,186	$—	$163,167,186

(a)	See above Schedule of Investments for values in each security type.

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Schedule of Investments April 30, 2018	Ready Assets U.S.A. Government Money Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Short-Term Securities — 43.1%
U.S. Treasury Bills(a):
1.65%, 05/17/18	$3,695	$3,692,323
1.56%, 06/28/18	2,795	2,788,110
1.66%, 08/02/18	1,000	995,802
1.71%, 08/09/18	265	263,766
1.90%, 09/13/18	2,000	1,986,087
1.94%, 09/27/18	1,000	992,157
1.95%, 10/04/18	1,000	991,745
2.03%, 10/25/18	440	435,704

Security	Par (000)	Value
Short-Term Securities (continued)
U.S. Treasury Notes:
1.38%, 09/30/18	$1,500	$1,496,358
(3 mo.Treasury money market yield + 0.01%), 1.90%, 01/31/20(b)	1,000	999,142

Total U.S. Treasury Obligations — 43.1% (Cost — $14,641,194)		14,641,194

Total Repurchase Agreements — 57.3% (Cost — $19,500,000)		19,500,000

Total Investments — 100.4% (Cost — $34,141,194*)		34,141,194
Liabilities in Excess of Other Assets — (0.4)%		(121,664)

Net Assets — 100.0%		$34,019,530

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(b)	Floating rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Position received at value
BNP Paribas Securities Corp.	1.71%		04/30/18	05/01/18	$2,000	$2,000	$2,000,095	U.S. Treasury Obligations, 0.00% to 1.88%, due 10/31/22 to 11/15/40	2,397,500	$2,040,008
Citigroup Global Markets, Inc.	1.71%		04/30/18	05/01/18	7,500	7,500	7,500,356	U.S. Treasury Obligation, 0.00%, due 10/11/18	7,719,900	7,650,066
HSBC Securities (USA), Inc.	1.71%		04/30/18	05/01/18	3,000	3,000	3,000,143	U.S. Treasury Obligation, 0.00%, due 06/21/18	3,070,000	3,062,509
HSBC Securities (USA), Inc.	1.71	%(a)	04/30/18	05/01/18	4,000	4,000	4,000,190	U.S. Treasury Obligation, 0.00%, due 06/21/18	4,090,000	4,080,020

Total HSBC Securities (USA), Inc.						$7,000				$7,142,529

Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.72%		04/30/18	05/01/18	3,000	3,000	3,000,143	U.S. Treasury Obligation, 2.50%, due 02/15/45	3,430,700	3,060,015

						$19,500				$19,892,618

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$34,141,194	$—	$34,141,194

(a)	See above Schedule of Investments for values in each security type.

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2018

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

ASSETS
Investments at value — unaffiliated(a)	$32,431,072	$163,167,186	$14,641,194
Repurchase agreements at value(b)	13,000,000	—	19,500,000
Cash	274,658	271,288	150,672
Receivables:
Capital shares sold	15,082	7,415	237,435
Interest — unaffiliated	12,921	6,287	2,725
From the Manager	501	—	379
Prepaid expenses	17,632	35,226	17,744

Total assets	45,751,866	163,487,402	34,550,149

LIABILITIES
Payables:
Capital shares redeemed	247,846	183,475	449,017
Distribution fees	22,045	22,311	1,405
Income dividend distributions	21,888	—	—
Investment advisory fees	19,242	67,907	13,136
Trustees’ and Officer’s	—	528	—
Board consolidation	501	310	379
Other affiliates	184	750	156
Other accrued expenses	75,487	75,030	66,526

Total liabilities	387,193	350,311	530,619

NET ASSETS	$45,364,673	$163,137,091	$34,019,530

NET ASSETS CONSIST OF
Paid-in capital	$45,364,578	$163,128,351	$34,019,541
Undistributed net investment income	—	4,512	—
Accumulated net realized gain (loss)	95	4,228	(11)

NET ASSETS	$45,364,673	$163,137,091	$34,019,530

NET ASSET VALUE
Investor A — Based on net assets of $45,364,673 and 45,364,100 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	$—	$—

Based on net assets of $163,137,091 and 163,128,351 shares outstanding, unlimited number of shares authorized, $0.10 par value	$—	$1.00	$—

Based on net assets of $34,019,530 and 34,019,541 shares outstanding, unlimited number of shares authorized, $0.10 par value	$—	$—	$1.00

(a) Investments at cost — unaffiliated	$32,431,072	$163,167,186	$14,641,194
(b) Repurchase agreements at cost	$13,000,000	$—	$19,500,000

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Operations

Year Ended April 30, 2018

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

INVESTMENT INCOME
Interest — unaffiliated	$667,733	$2,400,233	$492,147

EXPENSES
Investment advisory	288,109	1,052,425	195,793
Service and distribution	—	263,106	54,412
Service and distribution — class specific	79,486	—	—
Registration	65,863	71,878	33,487
Professional	56,443	70,701	60,406
Transfer agent	—	32,960	33,816
Transfer agent — class specific	35,589	—	—
Accounting services	33,298	45,545	27,502
Custodian	29,486	9,283	22,691
Trustees and Officer	8,249	11,811	8,676
Printing	5,050	14,262	10,386
Board consolidation	501	310	379
Miscellaneous	13,129	8,153	8,193

Total expenses	615,203	1,580,434	455,741
Less:
Fees waived and/or reimbursed by the Manager	(501)	(369,794)	(379)
Service and distribution fees waived and/or reimbursed	—	—	(8,568)
Service and distribution fees waived and/or reimbursed — class specific	(74,469)	—	—
Transfer agent fees reimbursed — class specific	(8)	—	—

Total expenses after fees waived and/or reimbursed	540,225	1,210,640	446,794

Net investment income	127,508	1,189,593	45,353

REALIZED GAIN
Net realized gain from investments	126	4,277	1,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,634	$1,193,870	$46,491

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Summit Cash Reserves Fund
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$127,508	$1,522
Net realized gain	126	2,758

Net increase in net assets resulting from operations	127,634	4,280

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Investor A	(117,139)	(1,337)
Investor B	(10,369)	(185)
From net realized gain:
Investor A	(2,206)	(151)
Investor B	(583)	(44)

Decrease in net assets resulting from distributions to shareholders	(130,297)	(1,717)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(27,192,252)	(14,106,726)

NET ASSETS
Total decrease in net assets	(27,194,915)	(14,104,163)
Beginning of year	72,559,588	86,663,751

End of year	$45,364,673	$72,559,588

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets  (continued)

	Ready Assets U.S. Treasury Money Fund		Ready Assets U.S.A. Government Money Fund
	Year Ended April 30,		Year Ended April 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,189,593	$224,153	$45,353	$75
Net realized gain	4,277	9,204	1,138	604

Net increase in net assets resulting from operations	1,193,870	233,357	46,491	679

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(1,185,081)	(224,153)	(45,353)	(75)
From net realized gain	(5,372)	(10,909)	(1,243)	(5,546)

Decrease in net assets resulting from distributions to shareholders	(1,190,453)	(235,062)	(46,596)	(5,621)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	183,100,750	293,777,988	115,767,566	99,885,111
Reinvestment of distributions	1,190,381	235,045	46,508	5,601
Cost of shares redeemed	(253,559,929)	(222,787,779)	(131,709,400)	(115,919,827)

Net increase (decrease) in net assets derived from capital share transactions	(69,268,798)	71,225,254	(15,895,326)	(16,029,115)

NET ASSETS
Total increase (decrease) in net assets	(69,265,381)	71,223,549	(15,895,431)	(16,034,057)
Beginning of year	232,402,472	161,178,923	49,914,961	65,949,018

End of year	$163,137,091	$232,402,472	$34,019,530	$49,914,961

Undistributed net investment income	$4,512	—	—	—

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund
	Investor A
	Year Ended April 30,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0025	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0001	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0026	0.0000		0.0000		0.0000		0.0000

Distributions(b)
From net investment income	(0.0025)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0001)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0026)	(0.0000)		(0.0000)		(0.0000)		(0.0000)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.26%	0.00%		0.00%		0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.93%	0.81%		0.84%		0.89%		0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%	0.51%		0.30%		0.23%		0.23%

Net investment income	0.25%	0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$45,365	$55,609		$63,096		$44,942		$45,675

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Ready Assets U.S. Treasury Money Fund
	Year Ended April 30,
	2018		2017	2016		2015		2014
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Net investment income	0.0058		0.0010	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0001	0.0001		0.0000	(a)	0.0001

Net increase from investment operations	0.0058		0.0011	0.0001		0.0000		0.0001

Distributions(b)
From net investment income	(0.0058)		(0.0010)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0001)	(0.0001)		(0.0000	)(c)	(0.0001)

Total distributions	(0.0058)		(0.0011)	(0.0001)		(0.0000)		(0.0001)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.58%		0.11%	0.01%		0.00%		0.01%

Ratios to Average Net Assets
Total expenses	0.75%		0.72%	0.76%		0.73%		0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58%		0.34%	0.14%		0.04%		0.06%

Net investment income	0.57%		0.13%	0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$163,137		$232,402	$161,179		$175,574		$206,018

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Ready Assets U.S.A. Government Money Fund
	Year Ended April 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0012		0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0000	(a)	0.0001		0.0000	(a)	0.0001

Net increase from investment operations	0.0012		0.0000		0.0001		0.0000		0.0001

Distributions(b)
From net investment income	(0.0012)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0001)		(0.0000	)(c)	(0.0000	)(c)	(0.0001)

Total distributions	(0.0012)		(0.0001)		(0.0000)		(0.0000)		(0.0001)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.12%		0.01%		0.00%		0.00%		0.01%

Ratios to Average Net Assets
Total expenses	1.05%		0.89%		0.91%		0.86%		0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.03%		0.41%		0.18%		0.07%		0.07%

Net investment income	0.10%		0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$34,020		$49,915		$65,949		$73,088		$78,574

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Financial Institutions Series Trust (the “Trust”) of which BlackRock Summit Cash Reserves is a series, Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each of the Trust, Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Summit Cash Reserves Fund	Summit Cash	Diversified
Ready Assets U.S. Treasury Money Fund	U.S. Treasury	Diversified
Ready Assets U.S.A. Government Money Fund	U.S.A. Government	Diversified

The Investor A Shares of Summit Cash have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

On February 9, 2018, all issued and outstanding Investor B Shares of Summit Cash were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

Each of Summit Cash, U.S. Treasury and U.S.A. Government operate as a “government money market fund” under Rule 2a-7 under the 1940 Act. Each Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to Summit Cash and other shared expenses prorated to Summit Cash are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: U.S. Treasury, U.S.A. Government and the Trust, on behalf of Summit Cash entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Summit Cash	U.S. Treasury	U.S.A. Government
Investment advisory fee	0.50%	0.50%	0.45%

Service and Distribution Fees: U.S. Treasury and U.S.A. Government each entered into a Distribution Agreement and a Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. The Trust, on behalf of Summit Cash, entered into a Distribution Agreement and Distribution Plan for Investor B Shares with BRIL. Pursuant to the Distribution and Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Summit Cash	U.S. Treasury	U.S.A. Government
Fund Level	—%	0.125%	0.125%
Investor A	—	—	—
Investor B	0.75	—	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates (reimburses, in the case of U.S. Treasury and U.S.A. Government) BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

For the year ended April 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of Summit Cash:

	Investor A	Investor B	Total
Summit Cash	$—	$79,486	$79,486

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to Summit Cash. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended April 30, 2018, Summit Cash reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Investor A	Investor B	Total
Summit Cash	$526	$85	$611

For the year ended April 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of Summit Cash:

	Investor A	Investor B	Total
Summit Cash	$27,983	$7,606	$35,589

Expense Waivers and Reimbursements: The Manager, with respect to U.S. Treasury, voluntarily agreed to waive a portion of its investment advisory fees as a percentage of the Fund’s average daily net assets as follows:

	Waiver	Expiration Date
U.S. Treasury	0.35%	July 25, 2017
	0.30	August 14, 2017
	0.25	September 14, 2017
	0.20	October 15, 2017
	0.15	November 14, 2017
	0.10	December 14, 2017

This waiver was discontinued effective December 15, 2017. For the year ended April 30, 2018, the Manager waived $369,794 pursuant to this agreement. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable the Funds to maintain minimum levels of daily net investment income. With respect to Summit Cash, effective September 28, 2017, BRIL voluntarily agreed to waive the distribution fees on Investor B Shares at a rate of 0.75% of its average daily net assets. These amounts are reported in the Statements of Operations as fees waived by the Manager, service and distribution fees waived and/or reimbursed, service and distribution fees waived and/or reimbursed — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time.

Class specific service and distribution fee waivers and/or reimbursements are as follows:

	Investor A	Investor B	Total
Summit Cash	$—	$74,469	$74,469

Class specific transfer agent fee waivers and/or reimbursements are as follows:

	Investor A	Investor B	Total
Summit Cash	$—	$8	$8

For the year ended April 30, 2018, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Summit Cash	U.S. Treasury	U.S.A. Government
Amounts Reimbursed	$760	$2,839	$514

The Fund has begun to incur expenses in connection with a potential reconfiguration of the boards of trustees of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended April 30, 2018, the amount reimbursed were as follows:

	Summit Cash	U.S.A. Government
Amount	$501	$379

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), U.S. Treasury and U.S.A. Government may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by U.S. Treasury’s and U.S.A. Government’s investment policies and restrictions. U.S. Treasury and U.S.A. Government are currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2018, U.S. Treasury and U.S.A. Government did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust, U.S. Treasury and U.S.A. Government are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Ordinary income
4/30/2018	$130,297	$1,189,593	$46,596
4/30/2017	1,717	233,410	4,707
Long-term capital gains
4/30/2018	—	860	—
4/30/2017	—	1,652	914

Total
4/30/2018	$130,297	$1,190,453	$46,596

4/30/2017	$1,717	$235,062	$5,621

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock Summit Cash Reserves	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Undistributed ordinary income	$95	$9,273	$—
Net unrealized losses(a)	—	(533)	—
Qualified late-year losses(b)	—	—	(11)

	$95	$8,740	$(11)

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

7.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class of Summit Cash were as follows:

	Year Ended 04/30/18	Year Ended 04/30/17
Investor A
Shares sold	19,296,469	57,306,211
Shares issued in reinvestment of distributions	82,915	122
Shares redeemed	(29,622,230)	(64,794,509)

Net decrease	(10,242,846)	(7,488,176)

Investor B(a)
Shares sold	613,856	17,034,284
Shares issued in reinvestment of distributions	5,260	10
Shares redeemed	(17,568,522)	(23,652,844)

Net decrease	(16,949,406)	(6,618,550)

Total Net Decrease	(27,192,252)	(14,106,726)

(a)	On February 9, 2018, all issued and outstanding Investor B Shares were converted into Investor A Shares.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund (the “Funds”), including the schedules of investments, as of April 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Important Tax Information (unaudited)

During the fiscal year ended April 30, 2018, the following information is provided with respect to distributions paid by the Funds.

	BlackRock Summit Cash Reserves	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Federal Obligation Interest(a)	75.62%	100.00%	39.87%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	100.00	100.00	100.00
Long-Term Capital Gain Distribution Per Share	$—	$0.000004332	$—

(a)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 141 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 141 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	26 RICs consisting of 141 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 141 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 141 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 141 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 141 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 141 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 141 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	25

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 141 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 141 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 311 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015)(f); President (Since 2018) and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 311 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds/Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

(f)  President of the Master LLC.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Funds/Trust serve at the pleasure of the Board.

Further information about the Funds'/Trust's Officers and Trustees is available in the Funds'/Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 22, 2018, Barbara G. Novick resigned and Robert Fairbairn was appointed, as an interested Trustee of the Funds/Trust.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Funds/Trust.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agents

BNY Mellon Investment Servicing (US) Inc.(a)

Wilmington, DE 19809

Financial Data Services, LLC(b)

Jacksonville, FL 32246

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Summit Cash Reserves Fund.
(b)	For Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund.

TRUSTEE AND OFFICER INFORMATION	27

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, for Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund please call the Transfer Agent at (800) 221-7210 or for BlackRock Summit Cash Reserves Fund please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling
(800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 626-1960; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in a Fund. Although the Funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

SUMMITMM-4/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$26,000	$27,813	$0	$2,000	$9,800	$9,792	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$9,800	$11,792

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 5, 2018